Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 5BARz International, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Bland, as principal executive officer and principal financial officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Daniel Bland
Daniel Bland
Chief Executive Officer
May 16, 2011

   /s/ Daniel Bland
Daniel Bland
Chief Financial Officer
May 16, 2011

[A signed original of this written statement required by Section 906 has been provided to 5BARz International, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.]